Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.

Schedule of Professional Fees Paid	MOR-1b	Yes

Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.

Cash disbursements journals		Yes	Summary document only

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	No		Yes

Copies of IRS Form 6123 or payment receipt		No		Yes

Copies of tax returns filed during reporting period		No		Yes

Summary of Unpaid Post-petition Debts	MOR-4	Yes

Listing of aged accounts payable	MOR-4	Yes	Summary document only

Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only

Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	August 9, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended June 30, 2012 include activity through week ended June 29, 2012.

TMI - United States	Actuals 6/2/2012 - 6/29/2012	Budget 6/2/2012 - 6/29/2012	Variance 6/2/2012 - 6/29/2012	Actuals Case to Date
Beginning Cash Balance[1]	$607,823	$2,360,644	$(1,752,820)	$977,445
Inflows
Trade Receivable[2]	$(114,428)	$—	$(114,428)	$1,897,392
TSA Reimbursements	—	—	—	—
TV Sale Proceeds	—	—	—	—
Other Inflows	263,242	—	263,242	505,471

Total Inflows	$148,814	$—	$148,814	$2,402,863
Outflows
Payroll	$(666,541)	$(2,194,685)	$1,528,143	$(11,737,969)
Severance	(155,489)	(53,047)	(102,442)	(229,834)
Rent	(115,454)	(57,000)	(58,454)	(944,514)
Accounts Payable	—	—	—	(1,477,631)
Professional Fees	(144,503)	(85,690)	(58,814)	(1,419,620)
Other Expenses	(311,961)	(188,584)	(123,377)	(4,164,428)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(1,393,950)	$(2,579,006)	$1,185,056	$(19,973,996)
Restructuring Outflows
Professional and Advisory Fees	$(1,691,681)	$(3,368,600)	$1,676,919	$(9,078,306)

Total Restructuring Outflows	$(1,691,681)	$(3,368,600)	$1,676,919	$(9,078,306)
IC Transfers / Adjustments	$2,600,000	$4,000,000	$(1,400,000)	$25,943,000
Net Change in Cash	$(336,816)	$(1,947,606)	$1,610,789	$(706,439)

Ending Cash Balance - Unrestricted	$271,006	$413,038	$(142,031)	$271,006

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 6/2/2012 - 6/29/2012	Budget 6/2/2012 - 6/29/2012	Variance 6/2/2012 - 6/29/2012	Actuals Case to Date
Beginning Cash Balance[1]	$86,673,091	$83,768,428	$2,904,660	$14,659,170
Inflows
Trade Receivable	$—	$—	$—	$—
TSA Reimbursements	1,384,612	1,385,000	(388)	1,384,612
TV Sale Proceeds	—	—	—	—
Other Inflows	14	2,500,000	(2,499,986)	98,950,980

Total Inflows	$1,384,626	$3,885,000	$(2,500,374)	$100,335,592
Outflows
Accounts Payable	$(4,087,283)	$(476,303)	$(3,610,981)	$(56,528,765)
Other Expenses	(22,829)	—	(22,841)	(85,185)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(4,110,112)	$(476,303)	$(3,633,822)	$(56,613,950)
Restructuring Outflows
Professional and Advisory Fees	$(398,897)	$(182,000)	$(216,897)	$(1,137,181)

Total Restructuring Outflows	$(398,897)	$(182,000)	$(216,897)	$(1,137,181)
IC Transfers / Adjustments[3]	$(3,083,108)	$(1,823,158)	$(1,259,950)	$23,221,968
Net Change in Cash	(6,207,491)	1,403,539	(7,611,042)	65,806,430

Ending Cash Balance - Unrestricted	$80,465,600	$85,171,967	$(4,706,382)	$80,465,600
Restricted Cash in Escrow	$3,227,521	$—	$3,227,521	$3,227,521

Total Ending Cash Balance	$83,693,121	$85,171,967	$(1,478,861)	$83,693,121

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	TMFE	TMI	TOTAL

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$4,509,009	$3,085,631	$7,594,640
Less: Transfers To Debtor In Possession Accounts	—	—	—
Plus: Transfers To Non-Debtor Subsidiaries	5,767,701	—	5,767,701
Plus: Estate Disbursements Made By Outside Sources	—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees	$10,276,710	$3,085,631	$13,362,341

[1]	Beginning balance per the budget reflects a revised forecast and thus will not tie to the ending balance from the prior period.
[2]	Negative amount reflectsreimbursement to Entropic for $141k of April invoices collected by TMI on Entropic’s behalf.
[3]	Note cumulative amount represents gross transfers out of $5,767,701 offset by transfers into TMFE of $2,684,593.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Bayard, P.A.	04/1/12 - 4/30/12	$72,725.34	TMI	71852	6/20/2012	$56,041.60	$2,673.34	$379,548.80	$9,484.48
Dewey & Leboeuf LLP [1]	2/14/12 - 2/29/12	163,836.60	TMI	71822	6/27/2012	170,308.00	231.60	278,141.40	5,476.97
DLA Piper	04/1/12 - 4/30/12	997,666.58	TMI	9003	6/20/2012	770,879.20	34,067.58	3,331,015.07	212,264.44
FTI Consulting, Inc.	3/1/12 - 3/31/12	451,415.15	TMI	8982	6/20/2012	419,779.00	31,636.15	1,379,096.50	100,802.99
Kurtzman Carson Consultants LLC	04/1/12 - 4/30/12	72,322.81	TMI	8981	6/20/2012	29,236.50	43,086.31	142,551.50	210,136.75
Pachulski Stang Ziehl & Jones LLP	2/1/12 - 2/29/12	163,969.16	TMI	71765	6/5/2012	121,059.40	12,682.41	304,538.00	23,853.68
Maples and Calder	04/1/12 - 4/30/12	201,735.89	TMFE	6239876	6/26/2012	191,715.52	10,020.39	678,357.25	44,194.83
Solomon Harris	5/1/12 - 5/31/12	31,867.65	TMFE	6239809	6/26/2012	31,858.50	9.15	69,008.25	173.79
Zolfo	3/1/12 - 3/31/12 5/1/12 - 5/31/12	$165,293.22	TMFE	6178883 & 6159181	6/15/2012	$165,293.22	$—	$290,316.91	$—

[1]	Amount does not reflect $6,703 in reductions agreed to by Dewey & Leboeuf LLP based on discussions with the Office of the United States Trustee. The overpayment will be applied to subsequent invoices.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	16,645
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	253,916
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(93,958)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	94,403

Total			$271,006

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	2,383,334
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,770
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	179,938
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	77,537,527
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	360,031
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—
Trident Microsystems (Far East), Ltd.	Wilmington Trust	xxxxx0-000	1,714,033
Trident Microsystems (Far East), Ltd.	Wilmington Trust	xxxxx2-000	1,513,488

Total			$83,693,121

[1]	Schedule reflects book balance at each Debtor as of June 29, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	August 9, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	June 2012	Cumulative Filing to Date	June 2012	Cumulative Filing to Date
Gross Revenue
Third Party	$230,556	$1,549,853	$1,067,821	$2,830,632
Affiliates	9,241,027	69,322,983	4,570,587	28,943,034

Net Revenues	$9,471,583	$70,872,837	$5,638,408	$31,773,666
Cost of Revenues
Third Party through TMHK	$3,281,755	$39,873,538	$958,456	$3,595,087
Affiliates	18,451,272	83,422,695	—	—

Total Cost of Revenues	$21,733,027	$123,296,233	$958,456	$3,595,087
Gross Profit	$(12,261,444)	$(52,423,396)	$4,679,952	$28,178,578
Research and development expenses[1]	$342,396	$8,557,664	$614,346	$9,186,418
Selling, general and administrative expenses	662	325,648	1,069,332	13,131,648
Insider Compensation[2]	—	—	425,887	1,588,925
Restructuring Charges	—	—	85,797	130,993

Total operating expenses	343,058	8,883,312	2,195,362	24,037,985
Income (loss) from operations	$(12,604,502)	$(61,306,708)	$2,484,590	$4,140,593
Gain (loss) on investment	$(5)	$(5)	—	$—
Gain (loss) on acquisition/sale	(1,410,787)	10,986,965	—	1,729,275
Interest and other income (expense), net (see detail)	1,609,332	3,154,355	3	(1,946)

Income (loss) before income taxes	$(12,405,962)	$(47,165,393)	$2,484,593	$5,867,922
Provision for (benefit from) income taxes	—	129	(1,910,771)	(3,832,523)

Net Income (Loss) Before Reorganization Items	$(12,405,962)	$(47,165,522)	$4,395,364	$9,700,445
REORGANIZATION ITEMS
Professional Fees	$653,363	$1,700,095	$1,366,270	$10,514,128
U.S. Trustee Quarterly Fees	—	30,000	—	13,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses (see detail)	40,179	98,761	—	—

Total Reorganization Expenses	$693,542	$1,828,856	$1,366,270	$10,527,128

Net Profit (Loss)	$(13,099,504)	$(48,994,378)	$3,029,094	$(826,683)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	86,752	$64,099	$—	$—
Unrealized Forex Gain/Loss	(248,807)	114,694	—	—
Other Income	1,692,644	3,108,643	—	(1,947)
Interest Expenses	78,625	(191,557)	—	—
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	119	16,986	3	1

Total	$1,609,332	$3,154,355	$3	$(1,946)

[1]

TMFE R&D expense related to losses for disposal of fixed assets not sold as part of Entropic or Sigma transactions. TMI balance related primarily to retention bonuses paid to R&D employees, outside engineering and facility allocation expenses.

[2]	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at June 2012	Book Value on Petition Date	Book Value at June 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$83,692,238	$14,033,731	$317,325	$1,254,662
Accounts receivable, net	3,551,681	1,000,000	1,005,112	1,314,661
Accounts receivable from related parties	2,030,173	1,996,988	234,787	234,787
Inventory	229,356	11,433,394	—	—
Note receivable from related party[1]	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)[2]	(1,291,739)	6,541,527	1,450,855	1,551,933

Total current assets	$88,211,709	$55,889,643	$3,008,079	$4,356,043
Property and equipment, net	$—	$391,732	$987,033	$2,327,797
Intangible Assets, net	6,078,703	43,913,014	—	—
Affiliates Receivable	18,006,244	43,295,725	101,590,280	95,861,080
Other Non-current Assets (see detail)	56,149,638	73,815,092	198,140,058	198,408,481

Total Assets	$168,446,294	$217,305,206	$303,725,450	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$1,505,308	$—	$96,411	$—
Taxes Payable	—	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	491,775	—
Affiliates Payable	35,403,249	—	3,671,704	—
Amounts Due to Insiders[3]	1,462,430	—	270,500	—
Other Post-petition Liabilities (see detail)	25,802,968	—	5,124,897	—

TOTAL POST-PETITION LIABILITIES	$64,173,955	$—	$9,655,287	$—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt[4]	120,406	—	23,938,163	24,009,745
Unsecured Debt	138,614,602	184,359,805	8,851,529	13,324,750

TOTAL PRE-PETITION LIABILITIES	$138,735,008	$184,359,805	$32,789,692	$37,334,495

TOTAL LIABILITIES	$202,908,963	$184,359,805	$42,444,979	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	357,120,822	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition	(48,994,378)	—	(826,683)	—

NET OWNER EQUITY	(34,462,669)	32,945,401	261,280,471	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$168,446,294	$217,305,206	$303,725,450	$300,953,401

[1]	TMFE balance at petition date was settled as part of the Entropic and Sigma sales.
[2]	TMFE credit balance is due to timing of Sigma payments and receipts for Act on Behalf period.
[3]	“Insider” is defined in 11 U.S.C. Section 101(31).
[4]	TMI balance reflects long-term provision for contingent tax liability which will be written off.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at June 2012	Book Value on Petition Date	Book Value at June 2012	Book Value on Petition Date
BREAKDOWN OF “OTHER” CATEGORIES
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	(1,291,739)	3,673,512	1,149,722	3,161,571
VAT Receivable	—	2,868,014	—	—

Total	$(1,291,739)	$6,541,527	$1,450,855	$1,551,933
OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,254	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	—	17,665,449	264,931	533,355

Total	$56,149,638	$73,815,092	$198,140,058	$198,408,481
OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	160,952	$—
Receipts Accrual	—	—	—	—
Accrued Professional Fees	—	—	3,763,585	—
Accrued Restructuring	—	—	391,188	—
Deferred Rent	—	—	784,248	—
Customer Prepaid	3,500,000	—	—	—
Accrued NRE	16,550	—	—	—
Accrued Royalties	498,183	—	—	—
Other Accrued Expenses	481,697	—	(24,392)	—
VAT Payable	—		—
Other Liabilities	577	—	49,317	—
Sigma Payable	5,948,547	—	—	—
Entropic Payable	290,747	—	—	—
Deferred Margin[1]	15,066,667	—	—	—

Total	$25,802,968	$—	$5,124,897	$—

[1]	TMFE deferred margin will be written off in the subsequent reporting period.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of June 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of June 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	August 9, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$42,521.75	$46,419.55	$(5,419.00)	$13,016.05	$(127.38)	96,411
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	394,222	97,553	—	—	—	491,775
Affiliates Payable	942,818	1,129,354	454,547	582,604	562,381	3,671,704
Amounts Due to Insiders*	—	—	270,500	—	—	270,500
Other Accrued Payable	5,124,897	—	—	—	—	5,124,897

Total Postpetition Debts	$6,504,458	$1,273,327	$719,628	$595,620	$562,254	$9,655,287

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$1,412,653	$32,192	$46,510	$13,952	$—	$1,505,308
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	7,998,385	4,093,131	8,849,341	9,888,572	4,573,820	35,403,249
Amounts Due to Insiders*	1,462,430	—	—	—	—	1,462,430
Other Accrued Payable	24,511,474	317,201	(9,772)	457,931	526,133	25,802,968

Total Postpetition Debts	$35,384,942	$4,442,525	$8,886,079	$10,360,455	$5,099,953	$64,173,955

Explain how and when the Debtor intends to pay any past-due postpetition debts:

Debts will be paid in accordance with the court-approved cash management order.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: June 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$614,265	$3,950,804
+ Amounts billed during the period	5,638,408	9,471,583
- Amounts collected during the period	5,004,114	7,840,533

Total Accounts Receivable at the end of the reporting period	$1,248,559	$5,581,854

Accounts Receivable Aging
0 - 30 days old	$1,094,394	$2,030,173
31 - 60 days old		3,551,681
61 - 90 days old	(84,559)
91+ days old	238,725

Total Accounts Receivable	$1,248,559	$5,581,854
Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$1,248,559	$5,581,854

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

1. Pursuant to the court order entered on May 16, 2012, the Debtors and certain non-debtor subsidiaries sold certain of its assets related to its Audio business to Cambridge Silicon Radio Limited. The closing of the Audio Business sale occurred on June 4, 2012.